UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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   ☐  Preliminary Proxy Statement
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   ☐  Definitive Proxy Statement
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   ☐  Soliciting Material under Rule 14a-12
CROSSTEX ENERGY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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exercise your rigt to vote important notice reagarding the availability of proxy materials crosstex enegry, inc. meting information meeting type: annual meeting for holders as o fmarch 17, 2010 time 11: 30 am cdt location company office 2501 cedar sprigns dallas, texas, 75201 you are receiving this communication because you hold shares in the above named company. this is not a ballot. you cnonot use this notice to vite these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the internet you may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side.) we encourage you to access and review all of the important information contained in the proxy materials before voting. see the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Form 10-K 2. Notice & Proxy Statement 3. Company Brochure

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

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— How To Vote —

Please Choose One of The Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "*legal proxy.*" To do so, please follow the instructions at *www.proxyvote.com* or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the 12 Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Internal Use Only

0000055648_2 R2.09.05.010

voting items the bord of directors recommends that yo uvote for the following: 1. eletion of direcors nomenees 01bryan h. lawrence 02cecil e. martin jr. james c. crain The board of direcors recommend yoo vote for the following proposal(s): 2. proposal to retify the appointemnt of kpmg llp as crosstex energy, inc.’s indepondent public accounting firm for the fiscal year eneded december 31, 2010. the bord of director you vote against the following proposal(s): 3. stockholders proposal to amend the employement policy of crosstex eneggy, inc. to explicitly prohibit discriminatin based on sexula orientation and gender identity or expression Note: such other business as may propoerly come before the meeting or any adjournment thereof.

Reserved for Broadridge Internal Control Information Voting Instructions THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS 1 AS REQUIRED BY THE NEW YORK STOCK EXCHANGE s 2 J LO g Broadridge Internal Use Only Job* THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE £“$°n # of # Sequence #